                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      CURRENCYSHARES CANADIAN DOLLAR TRUST
      SPONSORED BY RYDEX SPECIALIZED PRODUCTS LLC, D/B/A RYDEX INVESTMENTS
             (Exact name of Registrant as specified in its charter)

                NEW YORK                                  06-6551776
 ----------------------------------------     ---------------------------------
 (State of incorporation or organization)     (IRS Employer Identification No.)

            9601 BLACKWELL ROAD
                 SUITE 500
            ROCKVILLE, MARYLAND                              20850
 ----------------------------------------                ------------
 (Address of principal executive offices)                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

    Title of each class                        Name of each exchange on which
    -------------------                        each class is to be registered
    to be so registered                        ------------------------------
    -------------------                            New York Stock Exchange
Common Stock, no par value

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
Registration No. 333-125581

Securities to be registered pursuant to Section 12(g) of the Act: None

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The description of the common stock, no par value, of the CurrencyShares
Canadian Dollar Trust sponsored by Rydex Specialized Products LLC d/b/a Rydex
Investments (the "Registrant") to be registered hereunder is contained under the caption "Description of the Shares" in the Prospectus constituting a part of the
Registration Statement on Form S-1, filed by the Registrant with the Securities and Exchange Commission on March 13, 2006 (the "Registration Statement"), which description is incorporated herein by reference.

ITEM 2.  EXHIBITS.

    EXHIBIT
     NUMBER                          DOCUMENT DESCRIPTION

       1       Articles of Incorporation of the Registrant, as amended,
               incorporated by reference to Exhibit 3.1 in the Registrant's
               Registration Statement on Form S-1, Amendment No. 1 (Registration
               No. 333-132363).

       2       Limited Liability Company Agreement of Rydex Specialized Products
               LLC, incorporated by reference to Exhibit 3.2 in the Registrant's
               Registration Statement on Form S-1, Amendment No. 1 (Registration
               No. 333-132363).

       3       Depositary Trust Agreement, incorporated by reference to Exhibit
               4.1 in the Registrant's Registration Statement on Form S-1,
               Amendment No. 1 (Registration No. 333-132363).

       4       Form of Participant Agreement, incorporated by reference to
               Exhibit 4.2 in the Registrant's Registration Statement on Form
               S-1, Amendment No. 1 (Registration No. 333-132363).

       5       Form of Deposit Account Agreement, incorporated by reference to
               Exhibit 10.1 in the Registrant's Registration Statement on Form
               S-1, Amendment No. 1 (Registration No. 333-132363).

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 8, 2006                             RYDEX SPECIALIZED PRODUCTS LLC,

                                               SPONSOR OF THE CURRENCYSHARES
                                               CANADIAN DOLLAR TRUST

                                               By: /s/ Carl G. Verboncoeur
                                               Name: Carl G. Verboncoeur
                                               Title: Chief Executive Officer

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